                    Supplement dated November 2, 2010 to the
                        Prospectus dated May 1, 2010 for
                           Tri-Continental Corporation
                               (the "Corporation")

This supplement supersedes and replaces the supplement to the Corporation's prospectus dated August 6, 2010.

Effective immediately, the following changes are made to the Corporation's prospectus:

The information under the section entitled "TRANSFER, STOCKHOLDER SERVICE AND DIVIDEND PAYING AGENT" is replaced with the following:

Columbia Management Investment Services Corp. is the Corporation's transfer, stockholder service agent and dividend paying agent. Columbia Management Investment Services Corp. is located in Boston, MA.

The fifth through eighth sentences in the section entitled "INVESTMENT PLANS AND OTHER SERVICES -- AUTOMATIC DIVIDEND INVESTMENT AND CASH PURCHASE PLAN" are replaced with the following:

Funds forwarded by you under the Plan should be made payable to Tri-Continental Corporation and mailed (if regular mail) to Tri-Continental Corporation, P.O. Box 8099, Boston, MA 02266-8099, and (if express mail) to Tri-Continental Corporation, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809. Checks for investment must be in U.S. dollars drawn on a domestic bank. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Corporation does not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents. You should direct all correspondence concerning the Plan to Tri-Continental Corporation., P.O. Box 8099, Boston, MA 02266-8099.

The information under the section entitled "AUTOMATIC CHECK SERVICE" is replaced with the following:

AUTOMATED CLEARING HOUSE SERVICE

The Automated Clearing House Service ("ACH") enables you, if you are an Automatic Dividend Investment and Cash Purchase Planholder, to establish the ACH privilege that allows you to transfer money directly from your bank account by electronic funds transfer to be invested in additional shares of Common Stock for your account. ACH is a secure payment transfer system that connects US financial institutions. The ACH network acts as a central clearing facility for all electronic fund transfers transactions that occur nationwide.

Important: Payments sent by electronic funds transfer, a bank authorization, or check that are not guaranteed may take up to 10 days or more to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Corporation may hold the redemption proceeds when you sell those shares for a period of time after the receipt date of the funds.

The first and second sentences in the section entitled "SHARE KEEPING SERVICE" are replaced with the following:

You may send certificates for shares of the Corporation's Common Stock to Tri-Continental Corporation to be placed in your account. Certificates should be sent to Tri-Continental Corporation, P.O. Box 8099, Boston, MA 02266-8099, in each case with a letter requesting that they be placed in your account.

The third paragraph in the section entitled "TAX -- DEFERRED RETIREMENT PLANS" is replaced with the following:

For more information, write Tri-Continental Corporation, P.O. Box 8099, Boston, MA 02266-8099. You may also telephone toll-free by dialing 800.221.2450 in the United States, (except holidays) between the hours of 9:00 a.m. and 6:00 p.m. Eastern time.

The second sentence of the fourth paragraph in the section entitled "METHODS OF PURCHASE" is replaced with the following:

Instructions must be signed by all registered stockholders and should be sent to Tri-Continental Corporation, P.O. Box 8099, Boston, MA 02266-8099.

The sixth sentence of the fourth paragraph in the section entitled "METHODS OF PURCHASE" is replaced with the following:

Whenever the value of the shares being sold is greater than $100,000, or the proceeds are to be paid or mailed to an address or payee different from that on our records, or the address of record on your account has been changed within the last 30 days, the signature of all stockholders must be guaranteed by any financial institution -- including commercial banks, credit unions and broker/dealers -- that participates in one of the three Medallion Signature Guarantee programs recognized by the Securities and Exchange Commission. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

The last two paragraphs in the section entitled "METHODS OF PURCHASE" are replaced with the following:

General information about the Corporation may be requested by writing to Tri-Continental Corporation, P.O. Box 8099, Boston, MA 02266-8099 or by calling, toll-free, 800. 221.2450 in the U.S. You may call 800. 221.2450 for information about your account held directly by the Corporation, or you can write to Tri-Continental Corporation, P.O. Box 8099, Boston, MA 02266-8099.

The Service Agent may be telephoned Monday through Friday at 800.221.2450, option 3 (within the United States) (except holidays) between the hours of 9:00 a.m. and 6:00 p.m. Eastern time. Your call will be answered by a service representative. 24-HOUR AUTOMATED TELEPHONE ACCESS IS AVAILABLE BY DIALING
800.345.6611 (WITHIN THE UNITED STATES) ON A TOUCHTONE TELEPHONE, WHICH PROVIDES INSTANT ACCESS TO PRICE, ACCOUNT BALANCE, MOST RECENT TRANSACTION AND OTHER INFORMATION. IN ADDITION, YOU MAY REQUEST ACCOUNT STATEMENTS AND FORM 1099-DIV.

The following forms are removed from the Corporation's prospectus:

     - AUTHORIZATION FORM FOR AUTOMATIC DIVIDEND INVESTMENT AND CASH PURCHASE
       PLAN

     - AUTHORIZATION FORM FOR AUTOMATIC CHECK SERVICE

The AUTHORIZATION FORM FOR AUTOMATIC DIVIDEND INVESTMENT AND CASH PURCHASE PLAN form listed above is available at tricontinental.com.


--------------------------------------------------------------------------------
                                                             SL-9912-7 A (11/10)